Exhibit 10.2
EXECUTION VERSION

Rexford Industrial Realty, L.P.
Rexford Industrial Realty, Inc.

First Amendment
Dated as of September 29, 2023

to

Note Purchase and Guarantee Agreement
Dated as of July 16, 2019

Re:

$100,000,000

3.88% Series 2019A Guaranteed Senior Notes due July 16, 2029
4.03% Series 2019B Guaranteed Senior Notes due July 16, 2034

First Amendment to Note Purchase and Guarantee Agreement

This First Amendment, dated as of September 29, 2023 (this “First Amendment”), to that certain Note Purchase and Guarantee Agreement, dated as of July 16, 2019, is by and among Rexford Industrial Realty, L.P., a Maryland limited partnership (the “Issuer”), Rexford Industrial Realty, Inc., a Maryland corporation and the sole general partner and a limited partner of the Issuer (the “Parent Guarantor,” and together with the Issuer, the “Constituent Companies” and individually, a “Constituent Company”), and each holder of Notes (as hereinafter defined) (collectively, the “Noteholders”) that is a signatory hereto.
Recitals:

A.    Whereas, the Constituent Companies and each of the Purchasers listed in Schedule B thereto heretofore entered into that certain Note Purchase and Guarantee Agreement dated as of July 16, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Original Note Agreement”);
B.    Whereas, the Issuer issued $100,000,000 in aggregate principal amount of its Guaranteed Senior Notes, consisting of (a) $25,000,000 in aggregate principal amount of its 3.88% Series 2019A Guaranteed Senior Notes due July 16, 2029 (the “Series 2019A Notes”) and (b) $75,000,000 in aggregate principal amount of its 4.03% Series 2019B Guaranteed Senior Notes due July 16, 2034 (the “Series 2019B Notes;” together with the Series 2019A Notes, the “Notes”) and the Parent Guarantor unconditionally and irrevocably guaranteed the obligations of the Issuer under the Original Note Agreement and the Notes, in each case pursuant to the Original Note Agreement;
C.    Whereas, capitalized terms used herein shall have the respective meanings ascribed thereto in the Original Note Agreement unless herein defined or the context shall otherwise require;
D.    Whereas, the Constituent Companies have requested that the Noteholders amend the Original Note Agreement in certain respects;
E.    Whereas, the Noteholders party hereto have agreed to the amendment request of the Constituent Companies, and the Constituent Companies and such Noteholders now desire to amend the Original Note Agreement in the respects, but only in the respects, hereinafter set forth; and
F.    Whereas, all requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.
Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Constituent Companies and the Noteholders do hereby agree as follows:
SECTION 1.    Amendments.
1.1.Clause (d) of Section 10.8 of the Original Note Agreement shall be and hereby is amended and restated in its entirety to read as follows:

“(d)    so long as no Default or Event of Default shall have occurred and be continuing at the time thereof or would result therefrom, either Constituent Company may make Restricted Payments to the holders of their respective Equity Interests; provided that to the extent a Default or Event of Default shall have occurred and be continuing or would result from the making of such Restricted Payment by the Parent Guarantor, the Issuer may only make Restricted Payments to the Parent Guarantor and, to the extent corresponding distributions to other holders of its Equity Interests are required by its Organizational Documents, to such other holders of Equity Interests, in amounts sufficient to permit the Parent Guarantor to make, and the Parent Guarantor may make, Restricted Payments in the minimum amount required in order for the Parent Guarantor to (A) maintain its status as a REIT and (B) avoid the payment of federal or state income or excise tax; notwithstanding the preceding clause, without the prior written consent of the Required Holders, to the extent a Default or Event of Default specified in Section 11(g) or Section 11(h) is then-existing or would result from the making of such Restricted Payment by the Parent Guarantor or a Default or Event of Default has resulted in the Required Holders exercising their remedies under Section 12.1, no Restricted Payments shall otherwise be permitted under this clause (d);”.

SECTION 2.    Representation and Warranties of the Constituent Companies.
2.1.To induce the Noteholders to execute and deliver this First Amendment, each of the Constituent Companies represents and warrants to the Noteholders (which representations shall survive the execution and delivery of this First Amendment) that:
(a)this First Amendment has been duly authorized by all necessary limited partnership action or corporate action, as applicable, on the part of each Constituent Company, executed and delivered by such Constituent Company, and the Original Note Agreement, as amended by this First Amendment, constitutes the legal, valid and binding obligation, contract and agreement of each Constituent Company enforceable against each Constituent Company in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(b)the execution and delivery of this First Amendment and the performance by each Constituent Company of the Original Note Agreement, as amended by this First Amendment, will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of either Constituent Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, Organizational Document or any other agreement or instrument to which either Constituent Company or any Subsidiary is bound or by which either Constituent Company or any Subsidiary or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to either Constituent Company or any Subsidiary or

(3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to either Constituent Company or any Subsidiary; and
(c)immediately before and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing.
SECTION 3.    Conditions to the Effectiveness of this First Amendment.
3.1.Upon satisfaction of each and every one of the following conditions, this First Amendment shall become effective as of the date first written above:
(a)executed counterparts of this First Amendment, duly executed by each Constituent Company and the Required Holders, shall have been delivered to the Noteholders;
(b)the representations and warranties of the Constituent Companies set forth in Section 2 hereof are true and correct on and with respect to the date hereof;
(c)the Noteholders shall have received evidence reasonably satisfactory to them that each of (1) the Note Purchase and Guarantee Agreement, dated as of July 13, 2017, by and among the Issuer, the Parent and the holders of the guaranteed senior notes issued and outstanding thereunder and (2) the Note Purchase and Guarantee Agreement, dated as of July 16, 2015, by and among the Issuer, the Parent and the holders of the guaranteed senior notes issued and outstanding thereunder has been amended in a manner consistent with this First Amendment; and
(d)the Issuer shall have paid the fees and expenses of ArentFox Schiff LLP, special counsel to the Noteholders, in connection with negotiation, preparation, execution and delivery of, this First Amendment, to the extent reflected in a statement of such counsel rendered to the Issuer at least one Business Day prior to such date.
SECTION 4.    Miscellaneous.
4.1.This First Amendment shall be construed in connection with and as part of the Original Note Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Original Note Agreement are hereby ratified and shall be and remain in full force and effect.
4.2.Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Original Note Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.
4.3.The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.
4.4.This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The parties agree to electronic contracting and signatures with respect to this First Amendment and any documents delivered in connection with this First Amendment.

Delivery of an electronic signature to, or a signed copy of, this First Amendment by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. Notwithstanding the foregoing, if any Noteholder shall request manually signed counterpart signatures to this First Amendment, the Constituent Companies hereby agree to use commercially reasonable efforts to provide such manually signed signature pages as soon as reasonably practicable.
4.5.This First Amendment shall be governed by and construed in accordance with the laws of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
[Signature Pages Follow]

The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

REXFORD INDUSTRIAL REALTY, L.P., as Issuer
By:	REXFORD INDUSTRIAL REALTY, INC.,
a Maryland corporation, its General Partner

By:	/s/ Laura Clark
Name: Laura Clark Title: Chief Financial Officer

REXFORD INDUSTRIAL REALTY, INC., as Parent Guarantor

By:	/s/ Laura Clark
Name: Laura Clark Title: Chief Financial Officer

[Signature Page to First Amendment to Note Purchase and Guarantee Agreement]

This First Amendment is hereby accepted
and agreed to as of the date thereof.

NEW YORK LIFE INSURANCE COMPANY
By:	NYL Investors LLC, its Investment Manager

By:	/s/ Aron Davidowitz
Name: Aron Davidowitz Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:	NYL Investors LLC, its Investment Manager

By:	/s/ Aron Davidowitz
Name: Aron Davidowitz Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)
By:	NYL Investors LLC, its Investment Manager

By:	/s/ Aron Davidowitz
Name: Aron Davidowitz Title: Managing Director

Principal Amount of Notes held by the above holders: $80,700,000

[Signature Page to First Amendment to Note Purchase and Guarantee Agreement]

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3)
By:	NYL Investors LLC, its Investment Manager

By:	/s/ Aron Davidowitz
Name: Aron Davidowitz Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)
By:	NYL Investors LLC, its Investment Manager

By:	/s/ Aron Davidowitz
Name: Aron Davidowitz Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30E)
By:	NYL Investors LLC, its Investment Manager

By:	/s/ Aron Davidowitz
Name: Aron Davidowitz Title: Managing Director

Principal Amount of Notes held by the above holders: $1,700,000

[Signature Page to First Amendment to Note Purchase and Guarantee Agreement]

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE

By:	New York Life Insurance Company, its attorney-in-fact
By:	NYL Investors LLC, its Investment Manager

By:	/s/ Aron Davidowitz
Name: Aron Davidowitz Title: Managing Director

COMPSOURCE MUTUAL INSURANCE COMPANY
By:	NYL Investors LLC, its Investment Manager

By:	/s/ Aron Davidowitz
Name: Aron Davidowitz Title: Managing Director

LUCENT – I FUND, A SUB-FUND OF GLOBAL PRIVATE CREDIT UMBRELLA UNIT TRUST
By:	NYL Investors LLC, its Investment Manager

By:	/s/ Aron Davidowitz
Name: Aron Davidowitz Title: Managing Director

Principal Amount of Notes held by the above holders: $17,600,000

[Signature Page to First Amendment to Note Purchase and Guarantee Agreement]